UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Shelton Greater China Fund
(Exact name of registrant as specified in charter)

1050 17th Street, Suite 1710
Denver, CO 80265
 (Address of principal executive offices) (Zip code)

Teresa Axelson
1050 17th Street, Suite 1710
Denver, CO 80265
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 955-9988.

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report

December 31, 2015

Shelton Greater China Fund

Portfolio Manager Commentary	2
Historical Performances	2
About Your Fund's Expenses	3
Top Holdings and Sector Breakdown	3
Portfolio of Investments	4
Statement of Assets & Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	8
Report of Independent Registered Public Accounting Firm	10
Additional Information	10
Board of Trustees and Executive Officers	11

(800) 955-9988

www.sheltoncap.com

email us at info@sheltoncap.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of beneficial interest of Shelton Greater China Fund which contains information about the management fee and other costs. Investments in shares of Shelton Greater China Fund are neither insured nor guaranteed by the U.S. Government.

Portfolio Manager Commentary (Unaudited)	December 31, 2015

Market Review

The Shelton Greater China Fund’s performance was highly correlated to the benchmark MSCI Golden Dragon Index over the course of the year. The fund traded in a channel that ranged between 0 and 5% for the first 3 months of the year. April was a very strong month, with the fund setting its high point for the year on April 27, 2015, with a 19.87% year-to-date return. From that point, the market trended downward until it reached the low point of the year on August 24, 2015, with a -12.86% year-to-date return. For the remainder of the year the fund traded in a channel between -12.19% and -.58%, ending the year at -7.05%, slightly better than the -7.43% for the benchmark MSCI Golden Dragon index. The returns in the Greater China region, as measured by both the fund and benchmark, showed far greater volatility than the broad U.S. equity markets as measured by the S&P 500 over 2015. The Greater China returns were much better until the late April highs and much worse from that point to the August lows. The Greater China markets showed more correlation with the domestic index over the last 4 months of the year, with the year-end S&P 500 index return of 1.38% besting both the fund and benchmark index. The Chinese government continued to provide economic stimulus, but the Q4 2015 year-over-year GDP was only up 6.9%, in line with the 7% target rate but the weakest annual growth numbers since 1990. The International Monetary Fund predicts the growth rate will continue to drop, to 6.3% in 2016 and 6.0% in 2017. China’s current inflation of 1.6%, as measured by the Consumer Price Index year-over-year, is well below the 3% target rate and leaves policy makers room for additional stimulus. As stated in prior years, concerns remain over the lack of transparency in the shadow banking system and the potentially unrecognized bad debt held by Chinese banks. The Advisor maintains the opinion that while the path may be volatile, the underlying trends for China still point to continued economic expansion which should translate over the long term into value for the equity markets in the Greater China region.

Fund Performance

The Shelton Greater China Fund returned -7.05% in 2015. The fund continues to be geographically well diversified across the region with exposure to China, Hong Kong and Taiwan, though the fund has continued to maintain higher exposure to Hong Kong domiciled companies and less exposure to Taiwan than the benchmark index. The fund is diversified across market sectors and the fund holdings continue to reflect the broad market with the majority of the assets invested in the Financial and Information Technology sectors. The Information Technology sector, anchored by the fund’s largest holding, Tencent Holdings Ltd, contributed strong positive returns to the portfolio in 2015, as did Tianneng Power International Ltd, China State Construction International Holdings Ltd and CK Hutchison Holdings. Unfortunately, along with the broader market, negative returns dominated most sectors and individual stocks in the fund, with China Everbright International Ltd and China Resources Power Holding Company Ltd being among the largest negative contributors to the fund’s returns. Poor performance and large positions in several Financial sector holdings, including Industrial and Commercial Bank of China, China Construction Bank Corp, Sun Hung Kai Properties Ltd, and Bank of China Ltd also hurt the performance of the fund.

Long-Term Market Themes

The Advisor believes China will experience strong economic growth relative to the U.S. and other developed markets for the foreseeable future, which will be reflected in the equity markets. The Greater China regions equity markets will continue to exhibit volatility as growth expectations may not come at a steady pace, uncertainty due to the lack of transparency (relative to domestic U.S. markets) and the potential influence of a very strong central government are digested through an evolving financial infrastructure. The Advisor will continue to maintain a portfolio diversified across the region and sectors, using the benchmark index as a guideline and over or under weighting by geography or sector as our views evolve. Sector concentrations as well as specific stock investments will be guided by macro events as well as who we believe to be the likely beneficiaries of changes in government policy. The financial services sector should continue to benefit from reforms that provide access to the Chinese financial markets to both foreigners and Chinese nationals. We’ll continue to look for opportunities to invest in companies that can provide energy in a more pollution-efficient manner. Construction should continue to benefit from China’s continued rapid urbanization and stimulus in the form of major infrastructure projects. Lastly, we’ll look for companies that are well positioned to sell goods and services to China’s rapidly growing middle class.

William Mock
Portfolio Manager
December 31, 2015

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2015

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Average Annual Total Returns
for years ended 12/31/15

Fund/Benchmark	One Year	Since 6/11/2011 (Annualized)	Five Year (Annualized)*	Ten Year (Annualized)*
Shelton Greater China Fund	-7.05%	-1.95%	-1.85%	2.25%
MSCI Golden Dragon Index	-7.43%	1.52%	1.16%	6.79%

*

The Fund’s investment objective and investment advisor have changed. See Note 1 of the Notes to Financial Statements for more information about the change in investment objective and see Note 3 of the Notes to Financial Statements for more information about the change in investment advisor. On June 11, 2011, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

About Your Fund’s Expenses (Unaudited)	December 31, 2015

The Fund’s advisor, Shelton Capital Managment (“Shelton Capital”), believes it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the oncoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the onging costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund does not charge any sales charges. There is a redemption fee of 2% for shares of the Fund purchased that are held 90 days or less from the date of purchase.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value July 1, 2015 (in U.S. Dollars)	Ending Account Value December 31, 2015 (in U.S. Dollars)	Expenses Paid During Period* (in U.S. Dollars)
Actual	$ 1,000	$ 817	$ 9.07
Hypothetical (5% return before expenses)	$ 1,000	$ 1,015	$ 10.06

*	Expenses are equal to the Fund’s expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Top Holdings and Sector Breakdowns (Unaudited)	December 31, 2015

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Tencent Holdings Ltd	$592,274	8.1%
2	China State Construction International Holdings Ltd	402,921	5.5%
3	Taiwan Semiconductor Manufacturing Co Ltd	366,764	5.0%
4	China Mobile Ltd	343,217	4.7%
5	China Everbright International Ltd	336,961	4.6%
6	Chunghwa Telecom Co Ltd	301,564	4.1%
7	AIA Group Ltd	300,637	4.1%
8	Industrial & Commercial Bank of China Ltd	287,434	3.9%
9	China Construction Bank Corp	270,632	3.7%
10	China Taiping Insurance Holdings	256,295	3.5%

Shelton Greater China Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2015

Security Description	Shares	Value (Note2)
Common Stock (95.11%)

Basic Materials (2.37%)
Chemicals (1.10%)
Kingboard Chemical Holdings Ltd	7,000	$11,182
Sinopec Shanghai Petrochemical Co Ltd*	186,000	74,158
		85,340

Iron/Steel (0.88%)
Fosun International Ltd	43,368	67,708

Mining (0.39%)
Zijin Mining Group Co Ltd	116,000	30,384

Total Basic Materials		183,432

Communications (16.46%)
Internet (7.67%)
Tencent Holdings Ltd	30,100	592,274

Telecommunications (8.79%)
China Mobile Ltd	30,400	343,217
Chunghwa Telecom Co Ltd	100,000	301,564
PCCW Ltd	59,000	34,638
		679,419

Total Communications		1,271,693

Consumer, Cyclical (6.46%)
Auto Manufacturers (0.50%)
Great Wall Motor Co Ltd	33,000	38,449

Home Furnishings (1.97%)
Haier Electronics Group Co Ltd	75,000	152,125

Lodging (1.45%)
Formosa International Hotels Corp	5,073	35,121
Galaxy Entertainment Group Ltd	4,000	12,619
Sands China Ltd	18,800	64,404
		112,144

Retail (2.54%)
CK Hutchison Holdings Ltd	13,000	175,454
Intime Retail Group Co Ltd	21,000	20,701
		196,155

Total Consumer, Cyclical		498,873

Consumer, Non-Cyclical (5.34%)
Food (2.20%)
China Mengniu Dairy Co Ltd	32,000	52,190
Uni-President Enterprises Corp	57,375	95,852
Want Want China Holdings Ltd	29,000	21,590
		169,632

Pharmaceuticals (3.14%)
Sihaun Pharmaceutical Holdings Group Ltd	284,000	138,881
Sinopharm Group Co Ltd	13,500	54,173
TTY Biopharm Co Ltd	13,943	49,854
		242,908

Total Consumer, Non-Cyclical		412,540

Energy (2.58%)
Energy - Alternate Sources (0.63%)
China Longyuan Power Group Corp	52,000	$39,251
GCL-Poly Energy Holdings Ltd	61,000	9,130
		48,381

Oil & Gas Producers (1.95%)
China Petroleum & Chemical Corp	78,000	47,101
CNOOC Ltd	56,000	58,310
PetroChina Co Ltd	70,000	45,883
		151,294

Total Energy		199,675

Financial (36.84%)
Banks (18.00%)
Bank of China Ltd	431,000	192,416
BOC Hong Kong Holdings Ltd	70,000	214,059
China CITIC Bank*	135,000	87,443
China Construction Bank Corp	395,000	270,632
China Minsheng Banking Corp	33,000	32,701
Chongqing Rural Commercial Bank	191,000	115,583
Hang Seng Bank Ltd	10,000	190,318
Industrial & Commercial Bank of China Ltd	476,000	287,434
		1,390,586

Diversified Financial Services (5.32%)
China Everbright Ltd	20,000	45,986
Fubon Financial Holding Co Ltd	167,713	229,660
Hong Kong Exchanges & Clearing	5,100	130,622
Mega Financial Holding Co Ltd	7,002	4,528
		410,796

Insurance (8.02%)
AIA Group Ltd	50,000	300,637
China Taiping Insurance Holdings*	82,764	256,295
PICC Property & Casualty Co Ltd	31,457	62,588
		619,520

Real Estate (5.50%)
Cheung Kong Property Holding	13,000	84,540
Hysan Development Co Ltd	31,000	126,997
New World Development Co Ltd	30,666	30,309
Sun Hung Kai Properties Ltd	15,166	183,161
		425,007

Total Financial		2,845,909

Industrial (11.33%)
Building Materials (0.13%)
BBMG Corp	14,500	9,860

Electrical Components & Equipment (0.98%)
Tianneng Power International Ltd*	90,000	75,830

Electronics (0.64%)
Hon Hai Precision Industry Co Ltd	20,228	49,737

Engineering & Construction (5.22%)
China State Construction International Holdings Ltd	232,000	402,921

See accompanying notes to financial statements.

Shelton Greater China Fund Portfolio of Investments (Expressed in U.S. Dollars) (Continued) December 31, 2015

Security Description	Shares	Value (Note2)
Industrial (11.33%) (Continued)
Environmental Control (4.36%)
China Everbright International Ltd	262,200	$336,961

Total Industrial		875,309
Technology (7.46%)
Computers (1.33%)
Asustek Computer Inc	6,000	49,662
Lenovo Group Ltd	52,000	52,804
		102,466

Semiconductors (6.13%)
Chipbond Technology Corp	58,000	83,924
Media Tek Inc	3,000	22,823
Taiwan Semiconductor Manufacturing Co Ltd	84,284	366,764
		473,511

Total Technology		575,977

Utilities (6.27%)
Electric (5.26%)
China Resources Power Holding Co Ltd	94,000	182,901
HK Electric Investments & HK Electric Investments Ltd	4,375	3,669
Huaneng Power International Inc	68,000	58,698
Power Assets Holdings Ltd	17,500	160,996
		406,264

Utilities (6.27%) (Continued)
Gas (1.01%)
Hong Kong and China Gas Co Ltd	39,930	$78,312

Total Utilities		484,576

Total Common Stock (Cost $5,995,271)		7,347,984

Rights/Warrants (0.00%)
GCL-Poly Energy Holdings Ltd Rights	12,200	63
Total Rights/Warrants (Cost $133)		63

Total Investments (Cost $5,995,404) (a) (95.11%)		$7,348,047
Other Net Assets (4.89%)		377,718
Net Assets (100.00%)		$7,725,765

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $6,404,498

At December 31, 2015, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$1,491,655
Unrealized depreciation	(548,106)
Net unrealized appreciation	$943,549

Shelton Greater China Fund Statement of Assets and Liabilities December 31, 2015 (Expressed in U.S. Dollars)

Assets
Investments in securities
Cost of investments	$5,995,404
Market value of investments (Note 2)	7,348,047

Cash	182,946
Foreign cash (cost $236,042 )	235,522
Receivable for fund shares sold	308
Dividend receivable	3
Prepaid expenses	523
Total assets	$7,767,349

Liabilities
Payable for fund shares repurchased (net of redemption fees)	15,069
Fund income distribution payable	13,279
Payable to investment advisor	4,162
Accrued administration fees	662
Accrued trustee fees	635
Accrued CCO fees	56
Accrued expenses	7,721
Total liabilities	$41,584

Net assets	$7,725,765

Net assets consist of
Paid-in capital	19,052,459
Accumulated net investment income (loss)	49,656
Accumulated net realized gain (loss)	(12,728,475)
Unrealized net appreciation (depreciation) of investments and foreign currency	1,352,125
Net assets	$7,725,765

Shares outstanding ($0.0001 per share par value, unlimited shares authorized)	1,120,736

Net asset value per share	$6.89

See accompanying notes to financial statements.

Shelton Greater China Fund Statement of Operations For the Year Ended December 31, 2015 (Expressed in U.S. Dollars)

Investment income
Dividend income (net of foreign tax $20,250) (Note 1c, 1e)	$246,268
Total	246,268

Expenses
Management fees (Note 3)	117,993
Legal and audit fees	45,124
Custodian fees	29,917
Accounting services	11,140
Printing	10,423
Administration fees (Note 3)	9,439
Trustees fees	6,782
Transfer agent fees	6,680
Registration	6,397
CCO fees (Note 3)	789
Insurance	345
Total expenses	245,029
Less reimbursement from manager (Note 3)	(58,370)
Net expenses	186,659
Net investment income (loss)	59,609

Realized and unrealized gain (loss) on investments and foreign currencies (Note 1f)
Net realized gain (loss) on investments and foreign currency transactions	489,256
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(1,019,666)
Net realized and unrealized gain (loss) on investments and foreign currencies	(530,410)

Net increase (decrease) in net assets resulting from operations	$(470,801)

Shelton Greater China Fund Statements of Changes in Net Assets For the Years Ended December 31, 2015 and 2014 (Expressed in U.S. Dollars)

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income (loss)	$59,609	$109,631
Net realized gain (loss) on investments and foreign currency transactions	489,256	522,533
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(1,019,666)	(42,496)
Net increase (decrease) in net assets resulting from operations	(470,801)	589,668

Distributions to shareholders
Distributions from net investment income	(152,604)	(143,692)

Capital share transactions
Increase (decrease) in net assets resulting from capital share transactions	(1,982,815)	(1,528,970)
Total increase (decrease) in net assets	(2,606,220)	(1,082,994)

Net assets
Beginning of year	10,331,985	11,414,979
End of year	$7,725,765	$10,331,985
Including undistributed net investment income (loss) of:	$49,656	$148,066

Transactions in the Fund's shares	Shares	Value		Shares	Value
Shares sold	8,249	$61,116		11,507	$86,371
Shares issued in reinvestment of distributions	16,080	116,550		13,050	95,353
Shares repurchased	(272,648)	(2,160,481	)(a)	(238,574)	(1,710,694	)(b)
Net increase (decrease)	(248,319)	$(1,982,815)		(214,017)	$(1,528,970)

(a)	Net of redemption fees $379
(b)	Net of redemption fees $2

See accompanying notes to financial statements.

Shelton Greater China Fund Financial Highlights For a Share Outstanding Throughout Each Year (Expressed in U.S. Dollars)

	Year Ended December 31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$7.55	$7.21	$7.12	$6.06	$8.05
Income from investment operations:
Net investment income (loss)(a)	0.05	0.08	0.03	0.08	(0.14)
Net gain (loss) on securities and translation of foreign currencies (both realized and unrealized)	(0.58)	0.36	0.28	0.98	(1.88)
Total from investment operations	(0.53)	0.44	0.31	1.06	(2.02)

Less distributions:
Dividends from net investment income	(0.13)	(0.10)	(0.22)	—	—

Capital stock transactions:
Share Tender Offer/Repurchase(a)	—	—	—	—	0.01
Paid in capital from redemption fee(a)	— (b)	— (b)	— (b)	— (b)	0.02
Total from capital stock transactions	—	—	—	—	0.03

Net asset value, end of year	$6.89	$7.55	$7.21	$7.12	$6.06

Total investment return (based on net asset value)	(7.05)%	6.19%	4.34%	17.49%	(24.72	)%(c)

Ratios and supplemental data
Net assets, end of year (in 000's)	$7,726	$10,332	$11,415	$17,370	$49,760
Ratio of expenses to average net assets
Before expense reimbursement	2.60%	2.69%	3.00%	2.17%	3.33	%(d)
After expense reimbursement	1.98%	1.98%	2.36%	1.72%	3.33	%(d)
Ratio of net investment income to average net assets
Before expense reimbursement	0.01%	0.33%	(0.22)%	0.71%	(1.88)%
After expense reimbursement	0.63%	1.04%	0.42%	1.16%	(1.88)%
Portfolio turnover	0%	5%	10%	81%	206	%(e)

(a)	Calculated based upon average shares outstanding.
(b)	Less than $0.01 per share.
(c)

2011 total investment return, calculated based upon the Fund’s operations as a closed-end fund for the period of January 1, 2011 to October 9, 2011 (investment return of (22.89%)) and upon the Fund’s operations as an open-end fund for the period of October 10, 2011 to December 31, 2011 (investment return of (2.10%)), would be close to (20.26%).

(d)	Ratio of extraordinary expenses to average net assets is 0.80%. Ratio of expenses to average net assets excluding impact of extraordinary fees is 2.53%.
(e)

Effective June 13, 2011, the Fund expanded its primary geographic scope from the Republic of China (“Taiwan”) to the Greater China regions (this includes: Taiwan, Hong Kong, Singapore and the People’s Republic of China) and has subsequently increased trading in the Greater China region. Porfolio turnover is high during the transition period and is not an indicator of future turnover rate.

See accompanying notes to financial statements.

Shelton Greater China Fund	Notes to Financial Statements	December 31, 2015

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Shelton Greater China Fund (the “Fund” or the “Trust”), is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund is a Massachusetts business trust formed in July 1988 and was previously registered with the U.S. Securities and Exchange Commission (the “SEC”) as a diversified, closed-end management investment company. The Trust commenced operations in May 1989 as the R.O.C. Taiwan Fund. The R.O.C. Taiwan Fund changed its name to the Taiwan Greater China Fund on December 29, 2003 and the change became effective on the New York Stock Exchange on January 2, 2004. On October 10, 2011 the Trust registered with the SEC as a diversified, open-end management investment company and began operations as The Shelton Greater China Fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

(a) Basis of Presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

(b) Federal Income Taxes – No provision is considered necessary for federal income taxes. The Funds intend to qualify for and elect the tax treatments applicable to regulated investment companies under the Internal Revenue Code and to distribute all of its taxable income to shareholders.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for eight years following the loss, and such carryforward is treated as a short-term capital loss in each of those years, irrespective of the character of the original loss. Net capital losses (earned in taxable years beginning after December 22, 2010) (“post-2010 losses”) may be carried forward indefinitely and must retain the character of the original loss. Such post-2010 losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

The Trust had $12,316,317 of capital loss carryforward as of December 31, 2015. The capital loss carryforward may be used to offset future capital gains generated by the Trust, and if unused, $10,930,578 of such loss will expire on December 31, 2017. Capital loss carryforward of $1,385,739 retains its original character as short term and has no expiration date.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses and the tax deferral of losses on wash sales. For the year ended December 31, 2015, permanent differences resulting from different book and tax accounting for differing treatments of the Trust’s gains from the disposition of passive foreign investment company shares and foreign currency losses were reclassified to paid-in capital, undistributed net investment income/loss and accumulated realized gain/loss as follows:

Decrease of undistributed net investment income	$(5,415)
Decrease of accumulated realized loss	5,415

As of December 31, 2015, the components of distributable earnings and accumulated gains/losses on a tax basis were as follows:

Undistributed net investment income	$46,593
Accumulated losses	(12,316,317)
Unrealized appreciation	943,031
Total accumulated earnings (losses)	$(11,326,693)

(c) Foreign Taxes — The Republic of China levies a tax at the rate of 20% on cash dividends and interest and 20% based on par value of stock dividends received by the Trust on investments in the Republic of China securities. The People’s Republic of China levies a tax at the rate of 10% on cash dividends and interest.

(d) Accounting for Uncertainty in Income Taxes — The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012- 2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(e) Security Transactions, Investment Income, Income and Distributions to Shareholders — Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned. Withholding taxes on foreign dividends have been provided for, in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

(f) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(g) Concentration — The Trust concentrates its investments in publicly traded equities issued by corporations located in People’s Republic of China, Hong Kong, Taiwan, or Singapore. The portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the economies of those countries than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in New Taiwan Dollars (“NT$”) and Hong Kong Dollars (“HKD”), changes in the relationships of the NT$ and the HKD to the USD may also significantly affect the value of the investments and the earnings of the Trust.

(h) Use of Estimates in Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results may differ from those estimates.

NOTE 2 – SECURITY VALUATION

Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market or Hong Kong Stock Exchange. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at NAV or at amortized cost, which approximates fair value. Securities for which market quotations are not readily available are, or if a development/event occurs that may significantly impact the value of a security may be, fair-valued in good faith pursuant to procedures established by the Board of Trustees.

Shelton Greater China Fund	Notes to Financial Statements (Continued)	December 31, 2015

Fair Value Measurements — The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Trust’s securities at December 31, 2015 using the fair value hierarchy:

	Level 1(a)	Level 2(a)	Level 3(a)	Total
Investments, in securities
Common stocks(b)	$7,209,103	$—	$138,881	$7,347,984
Rights and warrants	—	63	—	63
Total investments in securities	$7,209,103	$63	$138,881	$7,348,047

(a)	It is the Fund’s policy to recognize transfers between levels on the last day of the fiscal reporting period.
(b)	For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

Level 3 Securities
Beginning Balance	$—
Net Purchases	—
Net Sales	—
Total Realized Gain (Loss)	—
Change in Unrealized Appreciation (Depreciation)	—
Accrued Interest	—
Transfers into Level 3	138,881
Transfers out of Level 3	—
Ending Balance	$138,881

	Fair Value as of 12/31/2015	Valuation Technique	Unobservable Inputs
Sihaun Pharmaceutical Holdings Group Ltd(a)	$138,881	Market comparables	Change in market comparables; discount for lack of marketability

	Input Values	Impact to valuation from an increase to inputs(b)
Sihaun Pharmaceutical Holdings Group Ltd(a)	-6.72% to -12.15%; 5%	An increase in market comparables would increase the valuation; an increase to the discount for lack of marketability would decrease the valuation

(a)	Transferred from Level 1 to Level 3 because the security stopped trading on a stock exchange.
(b)	A meaningful change in the input value would cause the Pricing Committee to re-convene and evaluate the price valuation.

NOTE 3 – INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust entered into an advisory agreement with Shelton Capital on June 12, 2011. Pursuant to its advisory agreement with the Trust, Shelton Capital is responsible for supervising investments of the Trust, and makes available all services needed for the management, administration and operation of the Trust. The Trust pays Shelton Capital a fee at the per annum rate of 1.25% of the NAV of the Trust’s assets.

The Adviser has voluntarily agreed to reimburse expenses incurred by the Trust to the extent that total annual operating expenses (excluding extraordinary expenses) exceed 1.98% of the average net assets of the Trust until January 2, 2017. Any such reimbursement is subject to the review and approval of the Trust’s Board of Trustees. Reimbursement from the Adviser for the period ended December 31, 2015 is $58,370. At December 31, 2015, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be reimbursed was $216,799. The Advisor may recapture a portion of the cumulative amount no later than December 31, 2018:

Expires 12/31/16	Expires 12/31/17	Expires 12/31/18	Total
$ 83,517	$ 74,912	$ 58,370	$ 216,799

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is contingent upon Board of Trustee review and approval prior to the time the reimbursement is initiated.

As compensation for administrative duties not covered by the management agreement, Shelton Capital receives an administration fee, effective October 10, 2011. The administration fee is based on net assets held by the Trust. The fee rates are 0.10% on the first $500 million, 0.08% on the next $500 million, and 0.06% on assets over $1 billion.

Certain officers and trustees of the Trust are also partners of Shelton Capital. Teresa Axelson has served as the Chief Compliance Officer (“CCO”) of the Trust since November 2011. Ms. Axelson is also employed by Shelton Capital, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of her salary allocated to her duties as the CCO of the Trust and Shelton Capital was reimbursed by the Trust for this portion of her salary. The level of reimbursement is reviewed and determine by the Board of Trustees at least annually.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities other than short-term instruments for the period ended December 31, 2015 were $7,942 and $2,407,168 respectively.

NOTE 5 – TAX CHARACTER

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Shelton Greater China Fund	Notes to Financial Statements (Continued)	December 31, 2015

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Return of Capital	Ordinary Income	Long-Term Capital Gains (a)	Exempt-Interest Dividends	Total Distributions
2015	$—	$152,604	$—	$—	$152,604
2014	—	143,962	—	—	$143,962

(a)	The Fund designates Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2015.

NOTE 6 – SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of issuance of the financial statements, and has determined that there were no subsequent events requiring recognition or disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Shelton Greater China Fund
San Francisco, California

We have audited the accompanying statement of assets and liabilities of Shelton Greater China Fund (the “Fund”), including the portfolio of investments, as of December 31, 2015 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmations of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Shelton Greater China Fund as of December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2016

Shelton Greater China Fund	Additional Information (Unaudited)	December 31, 2015

Fund Holdings

The Fund holdings shown in this report are as of December 31, 2015. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Fund holdings. The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room, 100 F. Street N.E., Room 1580, Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information filed in the form N-Q also may be obtained by calling (800) 955-9988.

Proxy Voting Policy

The Fund’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Shelton Greater China Fund uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2015, is available upon request, at no charge, at the phone number below, or on the SEC’s website at www.sec.gov.

About this Report

This report is submitted for the general information of the shareholders of the Shelton Greater China Fund. It is authorized for distribution only if preceded or accompanied by a current Shelton Greater China Fund prospectus. Additional copies of the prospectus may be obtained by calling (800) 955-9988 or can be downloaded from the Fund’s website at www.sheltoncap.com. Please read the prospectus carefully before you invest or send money, as it explains the risks, fees and expenses of investing in the Fund.

Board of Trustees and Executive Officers (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and Executive Officers of the Fund:

Name	Address	Year of Birth	Position Held with the Trust	Length of Time Served
Stephen C. Rogers	1050 17th Street, Suite 1710 Denver, CO 80265	1966	Chairman and Trustee	Since June, 2011
Kevin T. Kogler	1050 17th Street, Suite 1710 Denver, CO 80265	1966	Trustee	Since June, 2011
Marco L. Quazzo	1050 17th Street, Suite 1710 Denver, CO 80265	1962	Trustee	Since August, 2014
Stephen H. Sutro	1050 17th Street, Suite 1710 Denver, CO 80265	1969	Trustee	Since June, 2011
William P. Mock	1050 17th Street, Suite 1710 Denver, CO 80265	1966	Treasurer	Since June, 2011
Teresa E. Axelson	1050 17th Street, Suite 1710 Denver, CO 80265	1947	Chief Compliance Officer, Secretary	Chief Compliance Officer since November, 2011, Secretary since August, 2012

The principal occupations of the Trustees and Executive Officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Stephen C. Rogers*	Chief Executive Officer, Shelton Capital Management, 1999 to present.
Kevin T. Kogler	President & CEO, MicroBiz LLC, 2012 to present; President, CAM Commerce Solutions LLC, 2010 to 2012; Principal, Robertson Piper Software Group, 2006 to 2012.
Marco L. Quazzo	Principal, Bartko Zankel Bunzel & Miller, March, 2015 to present; Partner, Barg Coffin Lewis & Trapp LLP, 2008 to present.
Stephen H. Sutro	Partner, Duane Morris LLP (law firm), 2003 to present.
William P. Mock	Portfolio Manager, Shelton Capital Management, 2010 to present; Portfolio Manager, ETSpreads, 2007 to present.
Teresa E. Axelson

Chief Compliance Officer, Shelton Capital Management, 2011 to present; Secretary, 2012 to present; Vice President-Secretary, Chief Compliance Officer, Securities Management and Research, Inc., SM&R Investments, Inc. and American National Investment Inc. 1968-2010.

Additional information about the Trustees may be found in the SAI, which is available without charge by calling (800) 955-9988.

*

Trustee deemed to be an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Mr. Rogers is an interested person because he is the CEO of Shelton Capital Management, the Trust’s Advisor and Administrator.

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	Not applicable
(d)	Not applicable
(e)	Not applicable
(f)
Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officer and principal financial and accounting officer. A copy of the code of ethics is available upon request, at no charge, at 1(800) 955-9988.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	As of the end of the Reporting Period, Registrant does not have a named audit committee financial expert serving on its audit committee.
(a)(2)	Not applicable
(a)(3)
Since April 2011, no single independent trustee meets the criteria of "audit committee financial expert". The Board has determined that the collective skills of the audit committee members are sufficient to satisfy the requirements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for fiscal years ended December 31, 2014 and December 31, 2015 for professional services rendered for the audit of the annual financial statements or services provided by the accountant in connection with statutory and regulatory filings or engagements for each of the fiscal years.

	12/31/14	12/31/15
Audit Fees	$30,000	$30,000
Audit-Related Fees	0	0
Tax Fees *	3,500	3,500
All Other Fees	0	0
Total	$33,500	$33,500

*
Tax Fees consist of the aggregate fees billed for professional services rendered to the registrant by the principal accountant for tax compliance, tax advice, and tax planning and specifically include fees for review or preparation of U.S. federal, state, local and excise tax returns; U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and tax advice regarding tax qualification.

(e)(1)
In accordance with the Audit Committee Charter, the Audit Committee shall pre-approve the engagement of the auditor, including the fees to be paid to the auditor, to provide any audit or non-audit services to the registrant and any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may pre-approve certain services to be provided by the auditor to the registrant. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(e) (2)	All of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee.
(f)	N/A
(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for each of the fiscal years ended December 31, 2014 and December 31, 2015 are $4,700 and $0, respectively.

(h)	N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee, established in accordance with Section 3(a) (58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members are: Kevin T. Kogler (Chairman), Stephen H. Sutro, and Marco L. Quazzo.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed as Exhibit 12(a)(1) to this Form N-CSR.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), are filed as Exhibit 12(a)(2) to this Form N-CSR.
(b)
Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Shelton Greater China Fund

By	/s/ Stephen C. Rogers
Stephen C. Rogers, Chairman
Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stephen C. Rogers
Stephen C. Rogers, Chairman
Date: February 26, 2016

By	/s/ William P. Mock
William P. Mock, Treasurer
Date: February 26, 2016